SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                FEBRUARY 6, 2001
               Date of Report (Date of Earliest Event Reported)


                          COMBINED COMPANIES CORPORATION
                          ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-28737               95-4737491
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

                       P.O. Box 349, Perth Amboy, NJ 08862
                       -----------------------------------
                                (Mailing Address)

                    43 New Brunswick Ave., Hopelawn, NJ 08861
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (732) 826-0800
                                 --------------
                         (Registrant's telephone number)


              29160 Heathercliff Road, Suite 102, Malibu, CA 90265
              ----------------------------------------------------
                 (Former address, if changed since last report)



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) Effective February 6, 2001, Combined Companies Corporation ("CCC"), a Delaware Corporation, entered into a Corporate Combination Agreement (the "Agreement") with the sole shareholders of Print Data Corp. ("Print Data"), a Delaware corporation. Pursuant to the terms of the Agreement, and subject to the conditions set forth therein (including approval of the transactions by the stockholders), the shareholders of Print Data exchanged all the issued and outstanding shares of Print Data for all the authorized but unissued shares of CCC and Print Data became a wholly owned subsidiary of CCC (the "Merger").

        Prior to the merger, on January 28, 2001, Registrant effected a 10:1 forward stock split. Upon completion of the Merger, there were 24,125,000 shares of CCC common stock issued and outstanding, held as follows: 20,000,000 common shares held by the shareholders of Print Data, and 4,125,000 common shares held by the existing shareholders of CCC.

        The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant on February 8, 2001 and approved by the unanimous consent of the shareholders of the Registrant on February 8, 2001. The Agreement was adopted by the unanimous consent of the Board of Directors of Print Data on February 8, 2001 and approved by the unanimous consent of the Shareholders on February 8, 2001.

        The sole source of consideration used by the Print Data Shareholders to acquire their respective interest in the Registrant was the exchange of their Print Data common stock for common stock of the Registrant.

        On the effective date of the Merger, the officers and director of CCC resigned and new officers and directors of the Registrant were appointed. See
Item 2, Acquisition or Disposition of Assets - "Management" below.

        Upon the Merger, Registrant has changed its name to "Print Data Corp."

        Print Data is a specialty distributor of computer and word processing supplies and accessories; telecommunication equipment and supplies; business forms; assorted paper products and general printing. Print Data also markets brand name products to Fortune 500, financial institutions, non-manufacturing and manufacturing entities.

        A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The description of the exhibit contained in this report is modified by such reference.


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        (b) The following table contains information, effective as of February
6, 2001, regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who have the right to vote or direct the vote or beneficially own more than 5% of the Registrant's common stock or rights to acquire common stock:


                                                              Percent of
                                    Amount of Common          Common Stock
                                    Stock Beneficially     Beneficially Owned
                                    Owned or Right to         or Right to
Name                                Direct vote               Direct Vote
-----------------                   -----------------       -----------------
Jeffrey I. Green                        15,000,000                 62.18%
c/o Print Data Corp.
43 New Brunswick Ave.
Hopelawn, NJ 08861

Phyllis Green                            5,000,000                 20.76%
c/o Print Data Corp.
43 New Brunswick Ave.
Hopelawn, NJ 08861

Robert Gasich*                                 0                    0.00%
c/o Print Data Corp.
43 New Brunswick Ave.
Hopelawn, NJ 08861

Directors and Officers
As a Group                              20,000,000                 82.94%


*Mr. Gasich is a Senior Consultant of eWorld Capital Inc., which owns
1,100,000 shares of the common stock of Print Data, or 4.56% of its outstanding shares.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

        The Registrant intends to continue the business undertaken by Print Data. CCC will discontinue any other operations.

Business
--------

        In 1984, Print Data was founded. Print Data's initial product line consisted mainly of business forms and paper products distribution. Print Data continued to grow and expand its customer base and product lines to fill the needs of the niche it was creating for itself in servicing Fortune 500, financial, non-manufacturing and manufacturing companies.


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


        In 1988, Print Data expanded its services with the introduction of computer supplies and accessories as it continued to expand its paper products business. In the ensuing years, Print Data continued to expand its product lines and now sells over 30,000 different items.

        Today, Print Data is a specialty distributor of computer, word processing supplies and accessories, telecommunication equipment and supplies, business forms, assorted paper products and general printing. In addition, Print Data markets high quality, nationally known brand name products to the niche it has created for itself in Fortune 500, financial institutions, non-manufacturing and manufacturing entities. One unique service that Print Data offers is 24 hour a day, 365 days a year delivery, creating a degree of security to main frame computer users. Other services include data management services and creative and administrative services.

        Management has focused its marketing and growth strategy on the principal of giving a customer what is wanted, when it is wanted, as effortlessly as possible. Service and reliability are of paramount importance to Print Data's strategy.

        Competition in this industry is fierce and forces the companies in this industry to provide products and services fast. The ability of Print Data to provide fast and efficient service at the right prices allows it to compete in the marketplace.

        Sales are obtained by traditional cold canvassing for new prospective customers and maintaining existing customers, as well as frequent referrals. Approximately 90% of business is repeat and 65% is derived through sales to Fortune 500 companies.


Management
-----------

Officer or Director   Year       Age    Position
-------------------   ----       ---    --------
Jeffrey I. Green      2001       37     Chairman of the Board of Directors,
                                        Chief Executive Officer, President,
                                        Chief Operating Officer, Acting
                                        Treasurer, Acting Secretary and
                                        Director

Phyllis Green         2001       63     Director

Robert Gasich         2001       33     Director

     Jeffrey I. Green is Chairman of the Board of Directors, Chief Executive Officer, President, Chief Operating Officer, and a director of Print Data. He also serves as Acting Treasurer and Acting Secretary. Mr. Green served as an officer and director of Print Data between 1985 and 1993. Between 1993 and 1999, Mr. Green served as General Manager of Print Data. On January 1, 2000, he became Acting President, and on March 31, 2000, he assumed the roles of President, Chief Operating Officer, Chief Executive Officer, Acting Secretary, Acting Treasurer and director. Mr. Green attended Western New England College and the University of Maryland.

     Phyllis Green is a director of Print Data. After working in the printing industry since 1959, Mrs. Green founded Print Data with her co-founders. From 1984 to December 31, 1993, Mrs. Green served as President and a director of Print Data. From January 1, 1994 to the present, Mrs. Green served as Executive Administrator of Print Data. Mrs. Green again became a director of Print Data after the merger with CCC in February 2001. Mrs. Green received her Bachelor of Arts degree from Adelphi University in 1959. Mrs. Green filed for personal bankruptcy, which was discharged April 14, 1997.

     Robert Gasich is a director of Print Data. Mr. Gasich has been a Senior Consultant with eWorld Capital, Inc., since April 2000. From October 1998 to April 2000, Mr. Gasich was a Registered Investment Representative and was responsible for various positions with Chicago Investment Group, Inc. Prior to joining Chicago Investment Group, Inc., Mr. Gasich was a Registered Investment Representative with Birchtree Financial, Inc. since November of 1993. eWorld Capital, Inc. is one of the investors in the funding group referred to in the footnotes to the financial statements, and is engaged to advise Print Data in connection with strategic and financing issues. See notes to financial statements attached as Exhibit 2.2.


Management's Discussion and Risk Factors
-----------------------------------------

RISK ASSOCIATED WITH COMPETITION

     Competition in this industry is fierce, intensely competitive and may become more so as the result of, among other things, the introduction of new competitors (including large multi-national, diversified companies), consolidation, price discounting, and possibly weakening demand. Print Data faces competition with several established companies that have stronger brand recognition, significantly greater financial, marketing, manufacturing, technological and distribution resources, broader product lines and larger customer bases. Furthermore, to compete successfully, the Company must attract and retain a sufficient number of management, sales and technical personnel with high levels of relevant skills and meaningful experience. There can be no assurance that the Company will be able to attract and retain sufficient numbers of personnel as the need for such employees increases with the Company's anticipated growth, or maintain or improve its current position with respect to any of these or other competitive factors.

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

RISK ASSOCIATED WITH LOSS OF KEY CLIENTS

     During the fiscal year ended December 31, 2000, Print Data generated a majority of its gross revenue, amounting to approximately 57%, from seven clients. While management believes that it enjoys a good relationship with these clients, the loss of any one of these clients or a reduction in the needs of such clients could adversely affect the financial condition of Print Data. There can be no assurance that Print Data will not suffer such a loss or a materially adverse financial consequence.

RISK ASSOCIATED WITH INABILITY TO MANAGE GROWTH

     For Print Data to thrive, it would need to experience growth in the size and geographic scope of its operations and business and would need to develop a substantially larger customer base. These activities can be expected to place a significant strain on Print Data's management, operations and capital resources. Print Data's growth in this manner, if any, will require it to attract, motivate and retain highly skilled managerial, sales and marketing personnel, or to outsource such needs, both in the United States and abroad, and will also require Print Data to enhance its financial and managerial controls and reporting systems. There is no assurance that Print Data will be able to manage its growth effectively or be able to attract and retain the necessary personnel to meet its business challenges.

RISK ASSOCIATED WITH DEPENDENCE ON KEY PERSONNEL

     Print Data's success depends to a significant extent on certain key personnel, including Mr. Jeffrey I. Green, its Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer. Print Data has entered into an employment agreement with Mr. Green, and may also purchase key-man life insurance on Mr. Green. Print Data is not contemplating securing any significant amount of key-man life insurance on any other executive officers or other key employees it may hire in the future.

RISK ASSOCIATED WITH CAPITAL REQUIREMENTS AND UNCERTAINTY OF ADDITIONAL FUNDING

     Print Data's capital requirements in connection with its growth and marketing activities will be significant. Print Data expects to conduct subsequent placements of its securities to fund its business plan, including the satisfaction of outstanding debt and establishing a merger and acquisition program. Print Data may conduct interim securities offerings if required to meet short term financing needs. However, there can be no assurance that any subsequent securities offerings will be successful or that Print Data may not in the future require additional funding to continue operations. If Print Data requires additional funding, it would likely seek to raise such amounts through the issuance of debt instruments or further sales of its securities, including additional shares of common stock. There can be no assurance that it will be able to obtain such funding on acceptable terms, if at all.


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RISK ASSOCIATED WITH RELIANCE ON SUPPLIERS

     Print Data requires a high volume of quality products that are procured from, and assembled by, third party suppliers. Reliance on suppliers, as well as industry supply conditions generally, involves several risks, including the possibility of defective merchandise, shortage of merchandise, increases in costs and reduced control over delivery schedules, any or all of which could adversely affect Print Data's financial results. Most products are generally available from multiple sources. However, Print Data may rely on only one or two suppliers of certain product lines. The lack of availability of timely and reliable supply of products from these sources could adversely affect Print Data's business. Occasionally, such items may be subject to allocations and Print Data may experience difficulty in obtaining sufficient quantities of such products. In some cases, alternative sources of supply may not be readily available. In other cases, Print Data may establish a working relationship with a single source, even when multiple suppliers are available, if it believes it is advantageous to do so due to performance, quality, support, delivery, capacity or price considerations. Where alternative sources are available, qualification of the alternative suppliers and establishment of reliable supplies could result in delays. There can be no assurance that all necessary products will be readily available or available at suitable prices.

RISK ASSOCIATED WITH LACK OF DIVIDENDS

     Print Data intends to retain future earnings, if any, for corporate purposes, and does not anticipate declaring or paying any cash dividends in the foreseeable future. Accordingly, there is no assurance that any dividends will ever be paid on the Print Data's common stock.

RISK ASSOCIATED WITH OBSOLESCENCE OF PRODUCT OR INVENTORY OR LACK OF ADEQUATE RESERVES FOR OBSOLESCENCE

     Print Data faces a risk of product obsolescence and inventory obsolescence, which could materially affect its business, operating results and financial condition. Print Data maintains on hand sufficient inventory to enable it to service the needs of its clients on demand. There can be no assurance that products or technologies of Print Data's competitors will not render its products or technologies noncompetitive or obsolete. In addition, there can be no assurance that Print Data's products and services will be competitive with products and services offered by other manufacturers and service providers. Furthermore, there can be no assurance that inventory will not become obsolete, and have a material adverse impact on the financial statements and condition of Print Data.

RISK ASSOCIATED WITH INABILITY TO COLLECT ACCOUNTS RECEIVABLE AND LACK OF ADEQUATE RESERVES FOR BAD DEBT

     Print Data faces a risk that it will be unable to collect accounts receivable from its clients. Certain receivables have been outstanding for more than ninety days, including receivables from one party with which Print Data is in litigation, and one party that is in bankruptcy; for these reasons, the independent auditors of Print Data have indicated in their notes to the financial statements for the periods ending December 31, 1999 and December 31, 1998 that Print Data is unlikely to collect certain outstanding and uncollected receivables. See notes to financial statements annexed hereto as Exhibit 2.2. In addition, Print Data faces the risk that its reserves for bad debt will not be sufficient, which would negatively impact the financial condition of Print Data. There can be no assurance that Print Data will be able to collect its accounts receivable or predict the levels of uncollectible receivables to permit it to reserve adequately, which could have a material adverse impact on the financial statements and condition of Print Data.

RISK ASSOCIATED WITH CONCENTRATION OF OWNERSHIP BY MANAGEMENT

     The majority of shares of Print Data common stock are owned by Jeffrey I. Green, its Chairman of the Board of Directors, Chief Executive Officer, President and Chief Operating Officer, and Phyllis Green, a director. Jeffrey I. Green is the son of Phyllis Green. Management and the majority of directors of Print Data may face the risk of having a conflict of interest. Control of the common stock of Print Data and associated voting rights are concentrated in the hands of Jeffrey I. Green, who owns the majority of the outstanding shares of Print Data, and also Phyllis Green, who together with Jeffrey I. Green, hold more than 75% of the common stock of Print Data. There can be no assurance that shareholders of the common stock of Print Data will not be negatively affected by the concentration of ownership of the common shares of Print Data by the management and directors of Print Data.

RISK ASSOCIATED WITH CONCENTRATION OF FUNDS IN DEPOSIT ACOUNTS IN AMOUNTS THAT EXCEED INSURABLE AMOUNTS

     Print Data may occasionally deposits funds or cash equivalents in financial institutions at times in amounts that exceed the federally insured deposit requirements. There can be no assurance that any bank or other depository institution will not become insolvent and that Print Data will receive the return of deposited amounts by the institution or insurance agencies insuring deposits, which would materially negatively impact Print Data. See notes to financial statements attached as Exhibit 2.2 hereto.

RISK ASSOCIATED WITH LACK OF PRIOR PUBLIC MARKET AND POSSIBLE VOLATILITY OF STOCK PRICE

        Prior to this merger, there has been no public or private market for Print Data's common stock. The market price of Print Data's common stock is likely to be highly volatile and could be subject to wide fluctuations in response to quarterly variations in operating results, announcements of competition, or financial condition of Print Data or its competitors, changes in financial estimates for companies in the industry by securities analysts or other events or factors, many of which are beyond the control of Print Data. There can be no assurance that the price of Print Data's common stock will not decrease or suffer from volatility.

RISK ASSOCIATED WITH CONTINUING OPERATIONS AS A GOING CONCERN

     Print Data's independent auditors have indicated in their notes to the financial statements for the periods ending December 31, 1999 and December 31, 1998, prior to the merger with CCC, that the financial condition of Print Data, the working capital deficit and shareholder deficit, and the lack of adequate capital raised a substantial question of the ability of Print Data to continue as a going concern. See notes to financial statements annexed hereto as Exhibit
2.2. There can be no assurance that the merger, any capital raising efforts, or the operations of Print Data, will improve the financial condition or prospects of Print Data, or that Print Data will continue as a going concern, or that the independent auditors of Print Data will not raise a similar question in the future.


ITEM 5.   OTHER EVENTS

        On February 11, 2001, CCC received and accepted the resignations of George Todt as President, Secretary and Director and James Walters as Treasurer. On the same date, the officers and directors of Print Data were designated to serve in their same capacities for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          See Exhibit 99.1 annexed hereto.

     (b) Pro forma Financial Information.

          See Exhibit 99.2 annexed hereto.

     (c) Exhibits.

          There is attached hereto the following exhibits:

Exhibit
   No.                 Description
-------                -----------
2.1 Corporate Combination Agreement by and between COMBINED COMPANIES CORPORATION and PRINT DATA CORP. effective February 6, 2001.

99.1 Audited Financial Statements for Print Data Corp. for years ended December 31, 1999 and December 31, 1998.

99.2 Pro Forma Financial Statements for Print Data Corporation and subsidiary.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PRINT DATA CORP.

                                            /s/ Jeffrey I. Green
DATED: March 12, 2001                      -------------------------
                                       By: Jeffrey I. Green
                                           Chairman of the Board, Chief
                                           Executive Officer, President,
                                           Chief Operating Officer